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                                                                    EXHIBIT 23.2





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Prospectus on Form S-8 of our reports appearing on page 13 of the 10-K for the fiscal year ended December 31, 1994, as filed with the Securities and Exchange Commission (File No. 0-18448).





Tampa, Florida
June 12, 1995